                                                               EXHIBIT 10.22

                  REINSURANCE GROUP OF AMERICA, INCORPORATED

                            FLEXIBLE STOCK PLAN

               As Amended and Restated Effective January 1, 1996

                 REINSURANCE GROUP OF AMERICA, INCORPORATED
                          FLEXIBLE STOCK PLAN

                           TABLE OF CONTENTS
                                                                                  Page
                                                                                  ----
ARTICLE I - NAME AND PURPOSE
     1.1  Name                                                                     1
     1.2  Purpose                                                                  1

ARTICLE II - DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION
     2.1  General Definitions                                                      1
          (a)  Affiliate                                                           1
          (b)  Agreement                                                           1
          (c)  Benefit                                                             1
          (d)  Board                                                               1
          (e)  Cash Award                                                          1
          (f)  Change of Control                                                   1
          (g)  Code                                                                1
          (h)  Company                                                             1
          (i)  Committee                                                           1
          (j)  Common Stock                                                        2
          (k)  Effective Date                                                      2
          (l)  Employee                                                            2
          (m)  Employer                                                            2
          (n)  Exchange Act                                                        2
          (o)  Fair Market Value                                                   2
          (p)  Fiscal Year                                                         2
          (q)  ISO                                                                 2
          (r)  NQSO                                                                2
          (s)  Option                                                              2
          (t)  Other Stock Based Award                                             2
          (u)  Parent                                                              2
          (v)  Participant                                                         2
          (w)  Performance Share                                                   2
          (x)  Plan                                                                2
          (y)  Restricted Stock                                                    3
          (z)  Rule 16b-3                                                          3
          (aa) SEC                                                                 3
          (bb) Share                                                               3
          (cc) SAR                                                                 3
          (dd) Subsidiary                                                          3
     2.2  Other Definitions                                                        3
     2.3  Conflicts in Plan                                                        3

ARTICLE III - COMMON STOCK
     3.1  Number of Shares                                                         3
     3.2  Reusage                                                                  3
     3.3  Adjustments                                                              3

ARTICLE IV - ELIGIBILITY
     4.1  Determined By Committee                                                  4


                                    ii

ARTICLE V - ADMINISTRATION
     5.1  Committee                                                                4
     5.2  Authority                                                                4
     5.3  Delegation                                                               5
     5.4  Adjudication of Claims                                                   5

ARTICLE VI - AMENDMENT
     6.1  Power of Board                                                           5
     6.2  Limitation                                                               5

ARTICLE VII - TERM AND TERMINATION
     7.1  Term                                                                     6
     7.2  Termination                                                              6

ARTICLE VIII - MODIFICATION OR TERMINATION OF BENEFITS
     8.1  General                                                                  6
     8.2  Committee's Right                                                        6

ARTICLE IX - CHANGE OF CONTROL
     9.1  Right of Committee                                                       6

ARTICLE X - AGREEMENTS AND CERTAIN BENEFITS
     10.1 Grant Evidenced by Agreement                                             7
     10.2 Provisions of Agreement                                                  7
     10.3 Certain Benefits                                                         7

ARTICLE XI - REPLACEMENT AND TANDEM AWARDS
     11.1 Replacement                                                              7
     11.2 Tandem Awards                                                            7

ARTICLE XII - PAYMENT, DIVIDENDS, DEFERRAL AND WITHHOLDING
     12.1 Payment                                                                  7
     12.2 Dividend Equivalents                                                     8
     12.3 Deferral                                                                 8
     12.4 Withholding                                                              8

ARTICLE XIII - OPTIONS
     13.1 Types of Options                                                         8
     13.2 Shares for ISOs                                                          8
     13.3 Grant of ISOs and Option Price                                           8
     13.4 Other Requirements for ISOs                                              8
     13.5 NQSOs                                                                    8
     13.6 Determination by Committee                                               8
     13.7 Limitation Shares Covered by Options                                     8

ARTICLE XIV - SARS
     14.1 Grant and Payment                                                        9
     14.2 Grant of Tandem Award                                                    9
     14.3 ISO Tandem Award                                                         9
     14.4 Payment of Award                                                         9
     14.5 Limitation on SARs.                                                      9


                                    iii

ARTICLE XV - RESTRICTED STOCK
     15.1 Description                                                              9
     15.2 Cost of Restricted Stock                                                 9
     15.3 Non-Transferability                                                      9

ARTICLE XVI - PERFORMANCE SHARES
     16.1 Description                                                             10
     16.2 Grant                                                                   10

ARTICLE XVII - CASH AWARDS
     17.1 Grant                                                                   10
     17.2 Rule 16b-3                                                              10
     17.3 Restrictions                                                            10

ARTICLE XVIII - OTHER STOCK BASED AWARDS AND OTHER BENEFITS
     18.1 Other Stock Based Awards                                                10
     18.2 Other Benefits                                                          10

ARTICLE XIX - MISCELLANEOUS PROVISIONS
     19.1 Underscored References                                                  11
     19.2 Number and Gender                                                       11
     19.3 Governing Law                                                           11
     19.4 Purchase for Investment                                                 11
     19.5 No Employment Contract                                                  11
     19.6 No Effect on Other Benefits                                             11

                   Reinsurance Group of America, Incorporated
                             FLEXIBLE STOCK PLAN

                                  ARTICLE I
                                  ---------

                              NAME AND PURPOSE
                              ----------------

            1.1   Name.  The name of this Plan is the "Reinsurance Group of
                  ----
America, Incorporated Flexible Stock Plan."

            1.2   Purpose.  The Company has established this Plan to
                  -------
attract, retain, motivate and reward Employees and other individuals, to encourage ownership of the Company's Common Stock by Employees and other individuals, and to promote and further the best interests of the Company by granting cash and other awards.

                                 ARTICLE II
                                 ----------

               DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION
               ----------------------------------------------

            2.1   General Definitions.  The following words and phrases,
                  -------------------
when used in the Plan, unless otherwise specifically defined or unless the context clearly otherwise requires, shall have the following respective meanings:

           (a)    Affiliate.  A Parent or Subsidiary of the Company.
                  ---------

           (b)    Agreement.  The document which evidences the grant of any
                  ---------
Benefit under the Plan and which sets forth the Benefit and the terms, conditions and provisions of, and restrictions relating to, such Benefit.

           (c)    Benefit.  Any benefit granted to a Participant under the
                  -------
Plan.

           (d)    Board.  The Board of Directors of the Company.
                  -----

           (e)    Cash Award.  A Benefit payable in the form of cash.
                  ----------

           (f)    Change of Control.  The acquisition, without the approval
                  -----------------
of the Board, by any person or entity, other than the Company or a Related Entity, of more than 20% of the outstanding Shares through a tender offer, exchange offer or otherwise; the liquidation or dissolution of the Company following a sale or other disposition of all or substantially all of its assets; a merger or consolidation involving the Company which results in the Company not being the surviving parent corporation; or any time during any two-year period in which individuals who constituted the Board at the start of such period (or whose election was approved by at least two-thirds of the then members of the Board who were members at the start of the two-year period) do not constitute at least 50% of the Board for any reason. A Related Entity is the Parent, a Subsidiary or any employee benefit plan (including a trust forming a part of such a plan) maintained by the Parent, the Company or a Subsidiary.

           (g)    Code.  The Internal Revenue Code of 1986, as amended.  Any
                  ----
reference to the Code includes the regulations promulgated pursuant to the Code.

           (h)    Company.  Reinsurance Group of America, Incorporated.
                  -------

           (i)    Committee.  The Committee described in Section 5.1.
                  ---------

           (j)    Common Stock.  The Company's common stock which presently
                  ------------
has a par value of $.01 per Share.

           (k)    Effective Date.  The date that the Plan is approved by the
                  --------------
shareholders of the Company which must occur within one year before or after approval by the Board. Any grants of Benefits prior to the approval by the shareholders of the Company shall be void if such approval is not obtained.

           (l)    Employee.  Any person employed by the Employer.
                  --------

           (m)    Employer.  The Company and all Affiliates.
                  --------

           (n)    Exchange Act.  The Securities Exchange Act of 1934, as
                  ------------
amended.

           (o)    Fair Market Value.  The closing price of Shares on the New
                  -----------------
York Stock Exchange on a given date, or, in the absence of sales on a given date, the closing price on the New York Stock Exchange on the last day on which a sale occurred prior to such date.

           (p)    Fiscal Year.  The taxable year of the Company which is the
                  -----------
calendar year.

           (q)    ISO.  An Incentive Stock Option as defined in Section 422
                  ---
of the Code.

           (r)    NQSO.  A Non-Qualified Stock Option, which is an Option
                  ----
that does not qualify as an ISO.

           (s)    Option.  An option to purchase Shares granted under the
                  ------
Plan.

           (t)    Other Stock Based Award.  An award under ARTICLE XVIII
                  -----------------------
that is valued in whole or in part by reference to, or is otherwise based on, Common Stock.

           (u)    Parent.  Any corporation (other than the Company or a
                  ------
Subsidiary) in an unbroken chain of corporations ending with the Company, if, at the time of the grant of an Option or other Benefit, each of the corporations (other than the Company or a Subsidiary) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The Company's present Parent is General American Life Insurance Company.

           (v)    Participant.  An individual who is granted a Benefit under
                  -----------
the Plan. Benefits may be granted only to Employees, employees and owners of entities which are not Affiliates but which have a direct or indirect ownership interest in an Employer or in which an Employer has a direct or indirect ownership interest, individuals who, and employees and owners of entities which, are customers and suppliers of an Employer, individuals who, and employees and owners of entities which, render services to an Employer, and individuals who, and employees and owners of entities, which have ownership or business affiliations with any individual or entity previously described.

           (w)    Performance Share.  A Share awarded to a Participant under
                  -----------------
ARTICLE XVI of the Plan.

           (x)    Plan.  The Reinsurance Group of America, Incorporated
                  ----
Flexible Stock Plan and all amendments and supplements to it.

           (y)    Restricted Stock.  Shares issued under ARTICLE XV of the
                  ----------------
Plan.

           (z)    Rule 16b-3.  Rule 16b-3 promulgated by the SEC, as
                  ----------
amended, or any successor rule in effect from time to time.

           (aa)   SEC.  The Securities and Exchange Commission.
                  ---

           (bb)   Share.  A share of Common Stock.
                  -----

           (cc)   SAR.  A Stock Appreciation Right, which is the right to
                  ---
receive an amount equal to the appreciation, if any, in the Fair Market Value of a Share from the date of the grant of the right to the date of its payment.

           (dd)   Subsidiary.  Any corporation, other than the Company, in
                  ----------
an unbroken chain of corporations beginning with the Company if, at the time of grant of an Option or other Benefit, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            2.2   Other Definitions.  In addition to the above definitions,
                  -----------------
certain words and phrases used in the Plan and any Agreement may be defined in other portions of the Plan or in such Agreement.

            2.3   Conflicts in Plan.  In the case of any conflict in the
                  -----------------
terms of the Plan relating to a Benefit, the provisions in the ARTICLE of the Plan which specifically grants such Benefit shall control those in a different ARTICLE.

                          ARTICLE III
                          -----------

                          COMMON STOCK
                          ------------

            3.1   Number of Shares.  The number of Shares which may be
                  ----------------
issued or sold or for which Options, SARs or Performance Shares may be granted under the Plan shall initially be 825,000 Shares. Such number of Shares shall increase annually, effective as of the first day of each Fiscal Year, commencing with the Fiscal Year beginning in 1994, by the number of Shares equal to 5% of the number of Shares allocated to this Plan as of the first day of such Fiscal Year. Such Shares may be authorized but unissued Shares, Shares held in the treasury, or both.

            3.2   Reusage.  If an Option or SAR expires or is terminated,
                  -------
surrendered, or cancelled without having been fully exercised, if Restricted Shares or Performance Shares are forfeited, or if any other grant results in any Shares not being issued, the Shares covered by such Option or SAR, grant of Restricted Shares, Performance Shares or other grant, as the case may be, shall again be available for use under the Plan.

            3.3   Adjustments.  If there is any change in the Common Stock
                  -----------
of the Company by reason of any stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, the number of SARs and number and class of shares available for Options and grants of Restricted Stock, Performance Shares and Other Stock Based Awards and the number of Shares subject to outstanding Options, SARs, grants of Restricted Stock and Performance

Shares which are not vested, and Other Stock Based Awards, and the price thereof, as applicable, shall be appropriately adjusted by the Committee.

                           ARTICLE IV
                           ----------

                           ELIGIBILITY
                           -----------

            4.1   Determined By Committee.  The Participants and the
                  -----------------------
Benefits they receive under the Plan shall be determined solely by the Committee. In making its determinations, the Committee shall consider past, present and expected future contributions of Participants and potential Participants to the Employer, including, without limitation, the performance of, or the refraining from the performance of, services.

                             ARTICLE V
                             ---------

                           ADMINISTRATION
                           --------------

            5.1   Committee.  The Plan shall be administered by the
                  ---------
Committee. The Committee shall consist of three or more members of the Board who are "disinterested persons" as defined in Rule 16b-3 and who are "outside directors" as defined in Code Section 162(m)(4)(C)(i). The members of the Committee shall be appointed by and shall serve at the pleasure of the Board, which may from time to time appoint members in substitution for members previously appointed and fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

            5.2   Authority.  Subject to the terms of the Plan, the
                  ---------
Committee shall have discretionary authority to:

           (a) determine the individuals to whom Benefits are granted, the type and amounts of Benefits to be granted and the time of all such grants;

           (b) determine the terms, conditions and provisions of, and restrictions relating to, each Benefit granted;

           (c)    interpret and construe the Plan and all Agreements;

           (d) prescribe, amend and rescind rules and regulations relating to the Plan;

           (e)    determine the content and form of all Agreements;

           (f) determine all questions relating to Benefits under the Plan;

           (g) maintain accounts, records and ledgers relating to Benefits;

           (h)    maintain records concerning its decisions and proceedings;

           (i) employ agents, attorneys, accountants or other persons for such purposes as the Committee considers necessary or desirable;

           (j) take, at anytime, any action permitted by Section 9.1 irrespective of whether any Change of Control has occurred or is imminent; and

           (k) do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and carry out the purposes of the Plan.

            5.3   Delegation.  Except as required by Rule 16b-3 with respect
                  ----------
to grants of Options, Stock Appreciation Awards, Performance Shares, Other Stock Based Awards, or other Benefits to individuals who are subject to
Section 16 of the Exchange Act or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to any Employee, Employees or committee.

            5.4   Adjudication of Claims.  The Committee shall have full and
                  ----------------------
complete discretionary authority to make all determinations as to the right to Benefits under the Plan. In the event that a Participant believes he has not received the Benefits to which he is entitled under the Plan, a claim shall be made in writing to the Committee. The claim shall be reviewed by the Committee. If the claim is approved or denied, in full or in part, the Committee shall provide a written notice of approval or denial within 90 days with, in the case of a denial, the specific reasons for the denial and specific reference to the provisions of the Plan and/or Agreement upon which the denial is based. A claim shall be deemed denied if the Committee does not take any action within the aforesaid 90 day period. If a claim is denied or deemed denied and a review is desired, the Participant shall notify the Committee in writing within 60 days of the receipt of notice of denial or the date on which the claim is deemed to be denied, as the case may be. In requesting a review, the Participant may review the Plan or any document relating to it and submit any written issues and comments he may deem appropriate. The Committee shall then review the claim and provide a written decision within 60 days. This decision, if adverse to the Participant, shall state the specific reasons for the decision and shall include reference to specific provisions of the Plan and/or Agreement on which the decision is based. The Committee's decision on review shall be final and binding.

                             ARTICLE VI
                             ----------

                             AMENDMENT
                             ---------

            6.1   Power of Board.  Except as hereinafter provided, the Board
                  --------------
shall have the sole right and power to amend the Plan at any time and from time to time.

            6.2   Limitation.  The Board may not amend the Plan, without
                  ----------
approval of the shareholders of the Company:

           (a) in a manner which would cause Options which are intended to qualify as ISOs to fail to qualify;

           (b) in a manner which would cause the Plan to fail to meet the requirements of Rule 16b-3; or

           (c)    in a manner which would violate applicable law.

                            ARTICLE VII
                            -----------

                       TERM AND TERMINATION
                       --------------------

            7.1   Term.  The Plan shall commence as of the Effective Date
                  ----
and, subject to the terms of the Plan, including those requiring approval by the shareholders of the Company and those limiting the period over which ISOs or any other Benefits may be granted, shall continue in full force and effect until terminated.

            7.2   Termination.  The Plan may be terminated at any time by
                  -----------
the Board.

                           ARTICLE VIII
                           ------------

              MODIFICATION OR TERMINATION OF BENEFITS
              ---------------------------------------

            8.1   General.  Subject to the provisions of Section 8.2, the
                  -------
amendment or termination of the Plan shall not adversely affect a Participant's right to any Benefit granted prior to such amendment or termination.

            8.2   Committee's Right.  Any Benefit granted may be converted,
                  -----------------
modified, forfeited or cancelled, in whole or in part, by the Committee if and to the extent permitted in the Plan or applicable Agreement or with the consent of the Participant to whom such Benefit was granted.

                            ARTICLE IX
                            ----------

                         CHANGE OF CONTROL
                         -----------------

            9.1   Right of Committee.  In order to maintain a Participant's
                  ------------------
rights in the event of a Change in Control, the Committee, in its sole discretion, may, in any Agreement evidencing a Benefit, or at any time prior to, or simultaneously with or after a Change in Control, provide such protection as it may deem necessary. Without, in any way, limiting the generality of the foregoing sentence or requiring any specific protection, the Committee may:

           (a) provide for the acceleration of any time periods relating to the exercise or realization of such Benefit so that such Benefit may be exercised or realized in full on or before a date fixed by the Committee;

           (b) provide for the purchase of such Benefit, upon the Participant's request, for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such Benefit had such Benefit been currently exercisable or payable;

           (c) make such adjustment to the Benefits then outstanding as the Committee deems appropriate to reflect such transaction or change; and/or

           (d) cause the Benefits then outstanding to be assumed, or new Benefits substituted therefor, by the surviving corporation in such change.

                            ARTICLE X
                            ---------

                 AGREEMENTS AND CERTAIN BENEFITS
                 -------------------------------

            10.1  Grant Evidenced by Agreement.  The grant of any Benefit
                  ----------------------------
under the Plan may be evidenced by an Agreement which shall describe the specific Benefit granted and the terms and conditions of the Benefit. The granting of any Benefit shall be subject to, and conditioned upon, the recipient's execution of any Agreement required by the Committee. Except as otherwise provided in an Agreement, all capitalized terms used in the Agreement shall have the same meaning as in the Plan, and the Agreement shall be subject to all of the terms of the Plan.

            10.2  Provisions of Agreement.  Each Agreement shall contain
                  -----------------------
such provisions that the Committee shall determine to be necessary, desirable and appropriate for the Benefit granted which may include, but not be limited to, the following with respect to any Benefit: description of the type of Benefit; the Benefit's duration; its transferability; if an Option, the exercise price, the exercise period and the person or persons who may exercise the Option; the effect upon such Benefit of the Participant's death or termination of employment; the Benefit's conditions; when, if, and how any Benefit may be forfeited, converted into another Benefit, modified, exchanged for another Benefit, or replaced; and the restrictions on any Shares purchased or granted under the Plan.

            10.3  Certain Benefits.  Any Benefit granted to an individual
                  ----------------
who is subject to Section 16 of the Exchange Act shall be not transferable other than by will or the laws of descent and distribution and shall be exercisable during his lifetime only by him, his guardian or his legal representative.

                          ARTICLE XI
                          ----------

                 REPLACEMENT AND TANDEM AWARDS
                 -----------------------------

            11.1  Replacement.  The Committee may permit a Participant to
                  -----------
elect to surrender a Benefit in exchange for a new Benefit.

            11.2  Tandem Awards.  Awards may be granted by the Committee in
                  -------------
tandem.  However, no Benefit may be granted in tandem with an ISO except
SARs.


                           ARTICLE XII
                           -----------

          PAYMENT, DIVIDENDS, DEFERRAL AND WITHHOLDING
          --------------------------------------------

            12.1  Payment.  Upon the exercise of an Option or in the case of
                  -------
any other Benefit that requires a payment to the Company, the amount due the Company is to be paid:

           (a)    in cash;

           (b) by the tender to the Company of Shares owned by the optionee and registered in his name having a Fair Market Value equal to the amount due to the Company;

           (c) in other property, rights and credits, including the Participant's promissory note; or

           (d)    by any combination of the payment methods specified in
(a), (b) and (c) above.

Notwithstanding, the foregoing, any method of payment other than (a) may be used only with the consent of the Committee or if and to the extent so provided in an Agreement. The proceeds of the sale of Common Stock purchased pursuant to an Option and any payment to the Company for other Benefits shall be added to the general funds of the Company or to the Shares held in treasury, as the case may be, and used for the corporate purposes of the Company as the Board shall determine.

            12.2  Dividend Equivalents.  Grants of Benefits in Shares or
                  --------------------
Share equivalents may include dividend equivalent payments or dividend credit rights.

            12.3  Deferral.  The right to receive any Benefit under the Plan
                  --------
may, at the request of the Participant, be deferred for such period and upon such terms as the Committee shall determine, which may include crediting of interest on deferrals of cash and crediting of dividends on deferrals denominated in Shares.

            12.4  Withholding.  The Company, at the time any distribution is
                  -----------
made under the Plan, whether in cash or in Shares, may withhold from such distribution any amount necessary to satisfy federal, state and local income tax withholding requirements with respect to such distribution. Such withholding may be in cash or in Shares.

                            ARTICLE XIII
                            ------------

                              OPTIONS
                              -------

            13.1  Types of Options.  It is intended that both ISOs and NQSOs
                  ----------------
may be granted by the Committee under the Plan.

            13.2  Shares for ISOs.  The number of Shares for which ISOs may
                  ---------------
be granted on or after the Effective Date shall not exceed 150,000 Shares.

            13.3  Grant of ISOs and Option Price.  Each ISO must be granted
                  ------------------------------
to an Employee and granted within ten years from the Effective Date. The purchase price for Shares under any ISO shall be no less than the Fair Market Value of the Shares at the time the Option is granted.

            13.4  Other Requirements for ISOs.  The terms of each Option
                  ---------------------------
which is intended to qualify as an ISO shall meet all requirements of
Section 422 of the Code.

            13.5  NQSOs.  The terms of each NQSO shall provide that such
                  -----
Option will not be treated as an ISO. The purchase price for Shares under any NQSO shall be the Fair Market Value of the Shares at the time the Option is granted.

            13.6  Determination by Committee.  Except as otherwise provided
                  --------------------------
in Section 13.2 through Section 13.5, the terms of all Options shall be determined by the Committee.

            13.7  Limitation Shares Covered by Options.  The maximum number
                  ------------------------------------
of Shares with respect to which such Options may be granted to any Participant in any 1 year period shall not exceed 200,000 shares. For puposes of the preceding sentence, the Shares covered by an Option that is cancelled shall count against the the maximum number of Shares, and, if the exercise price under an Option is reduced, the transaction shall be treated as a cancellation of the Option and a grant of a new Option.

                               ARTICLE XIV
                               -----------

                                  SARS
                                  ----

            14.1  Grant and Payment.  The Committee may grant SARs.  Upon
                  -----------------
electing to receive payment of a SAR, a Participant shall receive payment in cash, in Common Stock, or in any combination of cash and Common Stock, as the Committee shall determine.

            14.2  Grant of Tandem Award.  The Committee may grant SARs in
                  ---------------------
tandem with an Option, in which case: the exercise of the Option shall cause a correlative reduction in SARs standing to a Participant's credit which were granted in tandem with the Option; and the payment of SARs shall cause a correlative reduction of the Shares under such Option.

            14.3  ISO Tandem Award.  When SARs are granted in tandem with an
                  ----------------
ISO, the SARs shall have such terms and conditions as shall be required for the ISO to qualify as an ISO.

            14.4  Payment of Award.  SARs shall be paid, to the extent
                  ----------------
payment is elected by the Participant (and is otherwise due and payable), as soon as practicable after the date on which such election is made.

            14.5  Limitation on SARs.  The maximum number of SARs which may
                  ------------------
be granted to any Participant in any 1 year period shall not exceed 15,000 SARs. For puposes of the preceding sentence, any SARs that are cancelled shall count against the the maximum number of SARs, and, if the Fair Market Value of a Share on which the appreciation under a SAR will be calculated is reduced, the transaction shall be treated as a cancellation of the SAR and a grant of a new SAR.

                             ARTICLE XV
                             ----------

                          RESTRICTED STOCK
                          ----------------

            15.1  Description.  The Committee may grant Benefits in Shares
                  -----------
available under ARTICLE III of the Plan as Restricted Stock. Shares of Restricted Stock shall be issued and delivered at the time of the grant but shall be subject to forfeiture until provided otherwise in the applicable Agreement or the Plan. Each certificate representing Shares of Restricted Stock shall bear a legend referring to the Plan and the risk of forfeiture of the Shares and stating that such Shares are nontransferable until all restrictions have been satisfied and the legend has been removed. The grantee shall be entitled to full voting and dividend rights with respect to all shares of Restricted Stock from the date of grant.

            15.2  Cost of Restricted Stock.  Grants of Shares of Restricted
                  ------------------------
Stock shall be made at a per Share cost to the Participant equal to par value.

            15.3  Non-Transferability.  Shares of Restricted Stock shall not
                  -------------------
be transferable until after the removal of the legend with respect to such Shares.

                             ARTICLE XVI
                             -----------

                          PERFORMANCE SHARES
                          ------------------

            16.1  Description.  Performance Shares are the right of an
                  -----------
individual to whom a grant of such Shares is made to receive Shares or cash equal to the Fair Market Value of such Shares at a future date in accordance with the terms of such grant. Generally, such right shall be based upon the attainment of targeted profit and/or performance objectives.

            16.2  Grant.  The Committee may grant an award of Performance
                  -----
Shares. The number of Performance Shares and the terms and conditions of the grant shall be set forth in the applicable Agreement.

                             ARTICLE XVII
                             ------------

                             CASH AWARDS
                             -----------

            17.1  Grant.  The Committee may grant Cash Awards at such times
                  -----
and (subject to Section 17.2) in such amounts as it deems appropriate.

            17.2  Rule 16b-3.  The Amount of any Cash Award in any Fiscal
                  ----------
Year to any Participant who is subject to Section 16 of the Exchange Act shall not exceed the greater of $100,000 or 50% of his cash compensation (excluding any Cash Award under this ARTICLE XVII) for such Fiscal Year.

            17.3  Restrictions.  Cash Awards may be subject or not subject
                  ------------
to conditions (such as an investment requirement), restricted or nonrestricted, vested or subject to forfeiture and may be payable currently or in the future or both.

                            ARTICLE XVIII
                            -------------

            OTHER STOCK BASED AWARDS AND OTHER BENEFITS
            -------------------------------------------

            18.1  Other Stock Based Awards.  The Committee shall have the
                  ------------------------
right to grant Other Stock Based Awards which may include, without limitation, the grant of Shares based on certain conditions, the payment of cash based on the performance of the Common Stock, and the grant of securities convertible into Shares.

            18.2  Other Benefits.  The Committee shall have the right to
                  --------------
provide types of Benefits under the Plan in addition to those specifically listed, if the Committee believes that such Benefits would further the purposes for which the Plan was established.

                            ARTICLE XIX
                            -----------

                     MISCELLANEOUS PROVISIONS
                     ------------------------

            19.1  Underscored References.  The underscored references
                  ----------------------
contained in the Plan are included only for convenience, and they shall not be construed as a part of the Plan or in any respect affecting or modifying its provisions.

            19.2  Number and Gender.  The masculine and neuter, wherever
                  -----------------
used in the Plan, shall refer to either the masculine, neuter or feminine; and, unless the context otherwise requires, the singular shall include the plural and the plural the singular.

            19.3  Governing Law.  This Plan shall be construed and
                  -------------
administered in accordance with the laws of the State of Missouri.

            19.4  Purchase for Investment.  The Committee may require each
                  -----------------------
person purchasing Shares pursuant to an Option or other award under the Plan to represent to and agree with the Company in writing that such person is acquiring the Shares for investment and without a view to distribution or resale. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under all applicable laws, rules and regulations, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

            19.5  No Employment Contract.  The adoption of the Plan shall
                  ----------------------
not confer upon any Employee any right to continued employment nor shall it interfere in any way with the right of the Employer to terminate the employment of any of its Employees at any time.

            19.6  No Effect on Other Benefits.  The receipt of Benefits
                  ---------------------------
under the Plan shall have no effect on any benefits to which a Participant may be entitled from the Employer, under another plan or otherwise, or preclude a Participant from receiving any such benefits.



                            REINSURANCE GROUP OF AMERICA, INCORPORATED

                        By: /s/  A. Greig Woodring
                            ------------------------------------------
                            President


Attest: /s/ Matthew P. McCauley
       -----------------------------
       Secretary

RGASTDO3